Exhibit 10.23

EXECUTION COPY

FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

dated as of

January 19, 2005

among

INTERNATIONAL TRANSMISSION COMPANY,

as the Borrower,

VARIOUS FINANCIAL INSTITUTIONS AND OTHER
PERSONS FROM TIME TO PARTIES HERETO,
as the Lenders

CANADIAN IMPERIAL BANK OF COMMERCE,
as the Administrative Agent

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH
and CIBC INC.,
as the Joint Lead Arrangers

and

COMERICA BANK,
as the Documentation Agent

supported by
FIRST MORTGAGE BONDS, SERIES B

FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of January 19, 2005 (the “Amended and Restated Revolving Credit Agreement”), among INTERNATIONAL TRANSMISSION COMPANY, a Michigan corporation duly organized and validly existing under the laws of the State of Michigan (the “Borrower”); the institutions listed on Schedule I hereto (individually, each a “Lender” and, collectively, the “Lenders”); and CANADIAN IMPERIAL BANK OF COMMERCE as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower, certain of the Lenders and the Administrative Agent are parties to a Revolving Credit Agreement dated as of July 16, 2003 (as heretofore modified and supplemented and in effect on the date hereof, the “Revolving Credit Agreement”) and wish to amend and restate the Revolving Credit Agreement to, among other things, increase the aggregate amount of the Commitments under the Revolving Credit Agreement upon the terms and conditions set forth herein. Accordingly, the parties hereto hereby agree, with effect as of the Amendment Effective Date (as defined below), to amend the Revolving Credit Agreement as set forth in Section 2 hereof and to restate the Revolving Credit Agreement, which is hereby incorporated by reference, as so amended:

Section 1.  Definitions.  Except as otherwise defined in this Amended and Restated Revolving Credit Agreement, terms defined in the Revolving Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  The Revolving Credit Agreement shall be amended as follows:

2.1.  References in the Revolving Credit Agreement (including references to the Revolving Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Revolving Credit Agreement as amended and restated hereby.

2.2.  The recital of the Revolving Credit Agreement shall be amended and restated in its entirety to read as follows:

“The Borrower has requested that the Lenders make senior loans to it in an aggregate principal amount not exceeding $65,000,000 (subject to increase to $75,000,000 as provided herein) at any one time outstanding, payment of such loans to be supported by the Borrower’s First Mortgage Bonds, Series B (as hereinafter defined). The

Lenders are prepared to make such loans upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows:”

2.3.  The definition of “Revolving Credit Maturity Date” in Section 1.1 of the Revolving Credit Agreement shall be amended by substituting “March 19, 2007” for “February 28, 2006”.

2.4.  The definition of “Transactions” in Section 1.1 of the Revolving Credit Agreement shall be amended by substituting “$75,000,000” for “$15,000,000”.

2.5.  Section 3.3(f) of the Revolving Credit Agreement shall be amended by substituting “$75,000,000” for “25,000,000”.

2.6.  Schedule I to the Revolving Credit Agreement shall be amended and restated in its entirety by substituting therefor Schedule I to this Amended and Restated Revolving Credit Agreement.

2.7.  Exhibit D of the Revolving Credit Agreement shall be amended by substituting “March 19, 2007” for “February 28, 2006”.

Section 3.  Commitment Fee.  Notwithstanding that the increase of the Commitments contemplated by Section 2 hereof shall not become effective until the Amendment Effective Date, for purposes of calculating the amounts and payees of commitment fee payable under Section 3.1 of the Revolving Credit Agreement, the Commitments of the Lenders shall be deemed to have been so increased immediately upon the earlier of (a) the execution of this Amended and Restated Revolving Credit Agreement by the Borrower and each of the Lenders or (b) February 4, 2005.

Section 4.  New Lenders.  If on the Amendment Effective Date the Revolving Credit Commitment Percentages change as a result of the amendments to the Revolving Credit Agreement effected hereby, the Borrower shall borrow Revolving Credit Loans from the Lenders and/or (subject to compliance by the Borrower with Section 2.11 of the Revolving Credit Agreement) prepay Revolving Credit Loans of the Lenders to the extent necessary such that, after giving effect thereto, the Revolving Credit Loans (including, without limitation, the Types thereof and Interest Periods with respect thereto) shall be held by the Lenders pro rata according to their respective Revolving Credit Commitment Percentages.

Section 5.  Representations and Warranties.  The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Section 6 of the Revolving Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date) and as if each reference in said Section 6 to “this Agreement” included reference to this Amended and Restated Revolving Credit Agreement.

Section 6.  Conditions Precedent.  The amendment and restatement of the Revolving Credit Agreement contemplated hereby, together with the amendments to the Revolving Credit Agreement set forth in Section 2 hereof, shall become effective on the date of the receipt by the Administrative Agent of the following documents (such date, the “Amendment Effective Date”), each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

(a)  Credit Documents.  (i) This Amended and Restated Revolving Credit Agreement, executed and delivered by a duly authorized officer of each of the parties hereto, (ii) a duly issued and authenticated First Mortgage Bond, Series B in the principal amount of $50,000,000, substantially in the form of Exhibit D to the Revolving Credit Agreement as contemplated to be amended hereby, together with evidence that the conditions precedent to the issuance thereof set forth in Section 4.02 of the Indenture referred to therein have been satisfied and (iii) an Amendment to the Second Supplemental Indenture dated as of January 19, 2005, in the form of Exhibit A hereto, executed and delivered by a duly authorized officer of each of the parties thereto.

(b)  Proceedings of the Borrower.  A copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of the Borrower (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Amended and Restated Revolving Credit Agreement and the consummation of the transactions contemplated hereby.

(c)  Organic Documents.  True and complete copies of the articles of incorporation and by-laws of the Borrower, certified as true and complete by the Secretary or an Assistant Secretary of the Borrower, and a certificate of good standing with respect to the Borrower issued by its jurisdiction of incorporation or organization.

(d)  Fees.  Evidence of the payment by the Borrower of all fees required to be paid by the Borrower in connection with this Amended and Restated Revolving Credit Agreement, and the fees and expenses of counsel to the Administrative Agent incurred in connection herewith for which invoices have been timely presented.

(e)  Legal Opinions.  Executed legal opinions of New York counsel and Michigan counsel (which may be in-house counsel) to the Borrower in form and substance reasonably satisfactory to the Administrative Agent.

Section 7.  Amendments to the Second Supplemental Indenture and Outstanding First Mortgage Bonds, Series B. The Lenders hereby (a) consent to amendments of the Second Supplemental Indenture and the outstanding First Mortgage Bonds, Series B on the Amendment Effective Date to provide for the extension of the maturity date of all First Mortgage Bonds, Series B from February 28, 2006 to March 19, 2007 and (b) authorize the Administrative Agent to approve such amendments as may be required by the Indenture as a condition to the effectiveness of such amendments.

Section 8.  Miscellaneous.  Except as herein provided, the Revolving Credit Agreement shall remain unchanged and in full force and effect.  This Amended and Restated Revolving Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amended and Restated Revolving Credit Agreement by signing any such counterpart.  This Amended and Restated Revolving Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Revolving Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

INTERNATIONAL TRANSMISSION COMPANY, as the Borrower

By
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE as the Administrative Agent

By
Name:
Title:

CIBC INC., as a Lender and Joint Lead Arranger

By
Name:
Title:

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH, as a Lender and Joint Lead Arranger

By
Name:
Title:

COMERICA BANK as a Lender and the Documentation Agent

By
Name:
Title:

STANDARD FEDERAL BANK as a Lender

By
Name:
Title:

SCHEDULE I

LENDER	REVOLVING CREDIT COMMITMENT	REVOLVING CREDIT COMMITMENT PERCENTAGE
Credit Suisse First Boston	$15,000,000	23.00000000%
CIBC Inc.	$15,000,000	23.00000000%
Comerica Bank	$30,000,000	46.00000000%
Standard Federal Bank	$5,000,000	8.00000000%
TOTAL AMOUNT	$65,000,000	100%

EXHIBIT A

AMENDMENT TO THE SECOND SUPPLEMENTAL INDENTURE